Contact:	Kathleen Campbell, Marketing Director	first Citizens Community Bank
	570-662-0422	15 s. Main Street
	570-662-8512 (fax)	Mansfield, PA 16933

citizens financial services, inc. reports unaudited second quarter 2018 financial results

MANSFIELD, PENNSYLVANIA— July 25, 2018 – Citizens Financial Services, Inc. (OTC Pink: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three and six months ended June 30, 2018.

Highlights

•
Net income for the first six months of 2018 was $8.9 million, which is 32.0% higher than 2017's  income through June 30, 2017. The first half of 2018 was positively impacted by the Tax Cuts and Jobs Act, enacted on December 22, 2017, which lowered the federal corporate income tax rate from 35% to 21% effective January 1, 2018. The effective tax rate for the first six months of 2018 was 15.4% compared to 22.4% in the comparable period in 2017.

•
Net income was $4.7 million for the three months ended June 30, 2018, which is 35.3% higher than the net income for 2017's comparable period. The effective tax rate for the three months ended June 30, 2018 was 15.7% compared to 23.0% in the comparable period in 2017.

•	Net interest income before the provision for loan losses of $23.2 million for the six months ended June 30, 2018 was an increase of $2.8 million, or 13.6%, over the same period a year ago.

•
Net loan growth totaled $38.9 million in the first half of 2018, or 7.9% annualized. During the second quarter of 2018, the Bank experienced approximately $15.0 million of payoffs from participation loans.

•
Return on average equity for the three and six months (annualized) ended June 30, 2018 was 13.68% and 13.15% compared to 10.80% and 10.63% for the three and six months (annualized) ended June 30, 2017.

•
Return on average tangible equity for the three and six months (annualized) ended March 31, 2018 was 16.74% and 16.14% compared to 13.16% and 12.98% for the three and six months (annualized) ended June 30, 2017. (See reconciliation of Non-GAAP measures at the end of the press release.)

•	Return on average assets for the three and six months (annualized) ended June 30, 2018 was 1.34% and 1.29% compared to 1.12% and 1.10% for the three and six months (annualized) ended June 30, 2017.

Six Months Ended June 30, 2018 Compared to 2017

•
For the six months ended June 30, 2018, net income totaled $8,938,000 which compares to net income of $6,771,000 for the first six months of 2017, an increase of $2,167,000 or 32.0%.  Basic earnings per share of $2.55 for the first six months of 2018 compares to $1.93 for the first six months last year.  Annualized return on equity for the six months ended June 30, 2018 and 2017 was 13.15% and 10.63%, while annualized return on assets was 1.29% and 1.10%, respectively.

•
Net interest income before the provision for loan loss for the six months ended June 30, 2018 totaled $23,171,000 compared to $20,401,000 for the six months ended June 30, 2017, resulting in an increase of $2,770,000, or 13.6%.    Average interest bearing assets increased $152.9 million for the six months ended June 30, 2018 compared to the same period last year.  Average loans increased $180.2 million while average investment securities decreased $30.4 million. The tax effected net interest margin for the six months ended June 30, 2018 was 3.67% compared to 3.79% for the same period last year. A significant portion of the margin decrease from 2017 to 2018 is attributable to the change in our corporate tax rate from 34% to 21%.

•
The provision for loan losses for the six months ended June 30, 2018 was $825,000 compared to $1,240,000 for the six months ended June 30, 2017, a decrease of $415,000.  The decreased provision primarily reflects the lower level of loan growth experienced during 2018 compared to 2017.

•
Total non-interest income was $3,748,000 for the six months ended June 30, 2018, which is $175,000 less than the non-interest income of $3,923,000 for the same period last year. Decreases in security gains and gains on loans sold were offset by increases in service charge income and brokerage and insurance commissions.

•
Total non-interest expenses for the six months ended June 30, 2018 totaled $15,534,000 compared to $14,357,000 for the same period last year, which is an increase of $1,177,000, or 8.2%.  Salaries and benefits increased $829,000 primarily due to merit increases and branch and loan production office expansion in our central and south central market areas. Occupancy expenses increased as a result of branch expansions. The efficiency ratio for 2018 is 55.12% compared to 55.39% for the comparable 2017 period.

•
The provision for income taxes decreased $334,000 when comparing the six months ended June 30, 2018 to the same period in 2017. The decrease is attributable to the Tax Cuts and Jobs Act, which lowered the statutory tax rate from 34% to 21%, partially offset by an increase in pre-tax income.  The effective tax rate for the first six months of 2018 was 15.4% compared to 22.4% in the comparable period in 2017.

Three Months Ended June 30, 2018 Compared to 2017

•
For the three months ended June 30, 2018, net income totaled $4,691,000 which compares to net income of $3,468,000 for the comparable period in 2017, an increase of $1,223,000 or 35.3%.  Basic earnings per share of $1.34 for three months ended June 30, 2018 compares to $0.99 for the 2017 comparable period. Annualized return on equity for the three months ended June 30, 2018 and 2017 was 13.68% and 10.80%, while annualized return on assets was 1.34% and 1.12%, respectively.

•
Net interest income before the provision for loan loss for the three months ended June 30, 2018 totaled $11,751,000 compared to $10,404,000 for the three months ended June 30, 2017, resulting in an increase of $1,347,000, or 12.9%. Average interest earning assets increased $149.8 million for the three months ended June 30, 2018 compared to the same period last year.  Average loans increased $169.4 million while average investment securities decreased $22.0 million. The tax effected net interest margin for the three months ended June 30, 2018 was 3.70% compared to 3.82% for the same period last year, which was primarily impacted by the change in tax rates between periods.

•
The provision for loan losses for the three months ended June 30, 2018 was $325,000 compared to $625,000 for comparable period in 2017, a decrease of $300,000.  The decreased provision primarily reflects the lower net loan growth experienced during the comparable three months of 2018 to 2017.

•
Total non-interest income was $1,842,000 for the three months June 30, 2018, which is $46,000 less than the comparable period last year.  Decreases in investment securities gains and gains on loans sold were partially offset by increases in service charges and brokerage and insurance commissions.

•
Total non-interest expenses for the three months ended June 30, 2018 totaled $7,702,000 compared to $7,166,000 for the same period last year, which is an increase of $536,000, or 7.5%.  Salaries and benefits increased $360,000 primarily due to the increased costs associated with merit increases and branch and loan production office expansion.

•
The provision for income taxes decreased $158,000 when comparing the three months ended June 30, 2018 to the same period in 2017.  The effective tax rate for the three months ended June 30, 2018 was 15.7% compared to 23.0% in the comparable period in 2017.

Balance Sheet and Other Information:

•	At June 30, 2018, total assets were $1.40 billion, compared to $1.36 billion at December 31, 2017 and $1.26 billion at June 30, 2017.

•
Available for sale securities of $250.0 million at June 30, 2018 decreased $4.8 million from December 31, 2017 and $25.2 million from June 30, 2017. The decrease was utilized to fund growth in the loan portfolio.

•
Net loans as of June 30, 2018 totaled $1.03 billion and increased $38.9 million from December 31, 2017 and $150.2 million from June 30, 2017. Net loan growth for the second quarter was $8.1 million. Loan originations for the Bank remained strong in the second quarter, but growth was impacted by the pay-off of several large participation loans. The growth in 2018 was in commercial and agricultural relationships, which continues the trend from 2017.

•
The allowance for loan losses totaled $11,941,000 at June 30, 2018 which is an increase of $751,000 from December 31, 2017.  The increase is due to recording a provision for loan losses of $825,000 and recoveries of $103,000, offset by charge-offs of $177,000.  Annualized net charge-offs as a percent of total loans through June 30, 2018 was .02%.  The allowance as a percent of total loans was 1.15% as of June 30, 2018 compared to 1.12% as of December 31, 2017.

•	Deposits increased $13.6 million from December 31, 2017, to $1.12 billion at June 30, 2018. Borrowed funds increased $19.0 million from December 31, 2017 to $133.7 million at June 30, 2018.

•
Stockholders' equity totaled $132.3 million at June 30, 2018, compared to $129.0 million at December 31, 2017, an increase of $3,270,000.  The increase was attributable to net income for the six months ended June 30, 2018 totaling $8.9 million, offset by cash dividends of $3.0 million.  As a result of changes in interest rates impacting the fair value of investment securities, the unrealized loss on available for sale investment securities, net of tax, increased $2.0 million from December 31, 2017.

Dividend Declared

On June 5, 2018, the Board of Directors declared a cash dividend of $0.435 per share, which was paid on June 29, 2018 to shareholders of record at the close of business on June 15, 2018. The quarterly cash dividend is an increase of 7.5% over the regular cash dividend of $0.405 per share declared one year ago, as adjusted for the 5% stock dividend declared in June 2017. The Board also declared a 1% stock dividend, payable on June 29, 2018 to shareholders of record at the close of business on June 15, 2018.

Citizens Financial Services, Inc. has nearly 1,700 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The		As of or For The
	Three Months Ended		Six Months Ended
	June 30		June 30
	2018	2017	2018	2017
Income and Performance Ratios
Net Income	$4,691	$3,468	$8,938	$6,771
Return on average assets (annualized)	1.34%	1.12%	1.29%	1.10%
Return on average equity (annualized)	13.68%	10.80%	13.15%	10.63%
Return on average tangible equity (annualized) (b)	16.74%	13.16%	16.14%	12.98%
Net interest margin (tax equivalent)	3.70%	3.82%	3.67%	3.79%
Earnings per share - basic (c)	$1.34	$0.99	$2.55	$1.93
Earnings per share - diluted (c)	$1.34	$0.99	$2.55	$1.93
Cash dividends paid per share	$0.435	$0.401	$0.870	$0.802

Asset quality
Allowance for loan and lease losses	$11,941	$9,979	$11,941	$9,979
Non-performing assets	$12,448	$13,517	$12,448	$13,517
Allowance for loan and lease losses/total loans	1.15%	1.12%	1.15%	1.12%
Non-performing assets to total loans	1.20%	1.52%	1.20%	1.52%
Annualized net charge-offs (recoveries) to total loans	(0.01%)	0.02%	0.02%	0.03%

Equity
Book value per share (c)	$39.18	$36.54	$39.18	$36.54
Tangible Book value per share (b) (c)	$32.05	$30.00	$32.05	$30.00
Market Value (Last trade of month)	$63.00	$53.46	$63.00	$53.46
Common shares outstanding	3,512,653	3,489,164	3,512,653	3,489,164
Number of shares used in computation - basic (c)	3,507,242	3,514,394	3,509,882	3,513,925
Number of shares used in computation - diluted (c)	3,508,709	3,515,582	3,510,513	3,514,535

Other
Total Risk Based Capital Ratio (a)	13.23%	14.32%	13.23%	14.32%
Tier 1 Risk Based Capital Ratio (a)	12.04%	13.17%	12.04%	13.17%
Common Equity Tier 1 Risk Based Capital Ratio (a)	11.30%	12.33%	11.30%	12.33%
Leverage Ratio	8.94%	9.55%	8.94%	9.55%
Average Full Time Equivalent Employees	263.8	252.8	262.9	253.9
Loan to Deposit Ratio	92.99%	84.48%	92.99%	84.48%

Balance Sheet Highlights	June 30,	December 31	June 30,
	2018	2017	2017

Assets	$1,397,594	$1,361,886	$1,264,856
Equity and available for sale securities	250,220	254,782	275,208
Loans (net of unearned income)	1,040,200	1,000,525	888,049
Allowance for loan losses	11,941	11,190	9,979
Deposits	1,118,592	1,104,943	1,051,209
Stockholders' Equity	132,281	129,011	127,770

(a) Presented as projected for June 30, 2018 and actual for the remaining period
(b) See reconcilation of Non-GAAP measures at the end of the press release
(c) Amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,	December 31	June 30,
(in thousands except share data)	2018	2017	2017
ASSETS:
Cash and due from banks:
Noninterest-bearing	$14,521	$16,347	$18,298
Interest-bearing	1,092	2,170	1,064
Total cash and cash equivalents	15,613	18,517	19,362

Interest bearing time deposits with other banks	13,762	10,283	8,791

Equity securities	195	-	-

Available-for-sale securities	250,025	254,782	275,208

Loans held for sale	1,931	1,439	393

Loans (net of allowance for loan losses: $11,941 at June 30, 2018;
$11,190 at December 31, 2017 and $9,979 at June 30, 2017)	1,028,259	989,335	878,070

Premises and equipment	16,289	16,523	16,771
Accrued interest receivable	4,285	4,196	3,697
Goodwill	23,296	23,296	21,089
Bank owned life insurance	27,189	26,883	26,556
Other intangibles	1,756	1,953	1,945
Other assets	14,994	14,679	12,974

TOTAL ASSETS	$1,397,594	$1,361,886	$1,264,856

LIABILITIES:
Deposits:
Noninterest-bearing	$169,014	$171,840	$156,374
Interest-bearing	949,578	933,103	894,835
Total deposits	1,118,592	1,104,943	1,051,209
Borrowed funds	133,652	114,664	69,998
Accrued interest payable	903	897	628
Other liabilities	12,166	12,371	15,251
TOTAL LIABILITIES	1,265,313	1,232,875	1,137,086
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2018 or 2017	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at June 30, 2018; 15,000,000 at
December 31, 2017 and June 30, 2017: issued 3,904,212 at June 30, 2018 and 3,869,939
at December 31, 2017 and June 30, 2017	3,904	3,870	3,870
Additional paid-in capital	53,098	51,108	51,085
Retained earnings	93,717	89,982	86,170
Accumulated other comprehensive loss	(5,357)	(3,398)	(969)
Treasury stock, at cost: 391,559 at June 30, 2018; 383,065 shares at December 31, 2017
and 380,775 shares at June 30, 2017	(13,081)	(12,551)	(12,386)
TOTAL STOCKHOLDERS' EQUITY	132,281	129,011	127,770
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,397,594	$1,361,886	$1,264,856

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except per share data)	2018	2017	2018	2017
INTEREST INCOME:
Interest and fees on loans	$12,461	$10,304	$24,322	$20,021
Interest-bearing deposits with banks	66	45	124	80
Investment securities:
Taxable	916	775	1,716	1,579
Nontaxable	474	601	1,001	1,269
Dividends	111	53	248	129
TOTAL INTEREST INCOME	14,028	11,778	27,411	23,078
INTEREST EXPENSE:
Deposits	1,585	1,143	2,901	2,188
Borrowed funds	692	231	1,339	489
TOTAL INTEREST EXPENSE	2,277	1,374	4,240	2,677
NET INTEREST INCOME	11,751	10,404	23,171	20,401
Provision for loan losses	325	625	825	1,240
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	11,426	9,779	22,346	19,161
NON-INTEREST INCOME:
Service charges	1,170	1,120	2,274	2,178
Trust	150	188	401	409
Brokerage and insurance	168	114	349	305
Gains on loans sold	60	148	132	249
Equity security gains, net	7	-	13	-
Available for sale security gains, net	-	23	-	195
Earnings on bank owned life insurance	155	167	307	333
Other	132	128	272	254
TOTAL NON-INTEREST INCOME	1,842	1,888	3,748	3,923
NON-INTEREST EXPENSES:
Salaries and employee benefits	4,737	4,377	9,572	8,743
Occupancy	514	477	1,106	1,004
Furniture and equipment	122	146	264	285
Professional fees	262	258	557	568
FDIC insurance	107	95	207	200
Pennsylvania shares tax	300	243	600	524
Amortization of intangibles	74	73	150	149
ORE expenses	157	82	295	172
Other	1,429	1,415	2,783	2,712
TOTAL NON-INTEREST EXPENSES	7,702	7,166	15,534	14,357
Income before provision for income taxes	5,566	4,501	10,560	8,727
Provision for income taxes	875	1,033	1,622	1,956
NET INCOME	$4,691	$3,468	$8,938	$6,771

PER COMMON SHARE DATA:
Net Income - Basic	$1.34	$0.99	$2.55	$1.93
Net Income - Diluted	$1.34	$0.99	$2.55	$1.93
Cash Dividends Paid	$0.435	$0.401	$0.870	$0.802

Number of shares used in computation - basic	3,507,242	3,514,394	3,509,882	3,513,925
Number of shares used in computation - diluted	3,508,709	3,515,582	3,510,513	3,514,535

1

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except per share data)		Three Months Ended,
	June 30,	March 31,	Dec 31	Sep 30	June 30
	2018	2018	2017	2017	2017
Interest income	$14,028	$13,383	$12,895	$12,120	$11,778
Interest expense	2,277	1,963	1,659	1,503	1,374
Net interest income	11,751	11,420	11,236	10,617	10,404
Provision for loan losses	325	500	800	500	625
Net interest income after provision for loan losses	11,426	10,920	10,436	10,117	9,779
Non-interest income	1,838	1,900	1,981	1,912	1,865
Investment securities gains, net	4	6	831	9	23
Non-interest expenses	7,702	7,832	7,710	7,247	7,166
Income before provision for income taxes	5,566	4,994	5,538	4,791	4,501
Provision for income taxes	875	747	2,934	1,141	1,033
Net income	$4,691	$4,247	$2,604	$3,650	$3,468
Earnings Per Share Basic	$1.34	$1.21	$0.74	$1.04	$0.99
Earnings Per Share Diluted	$1.34	$1.21	$0.74	$1.04	$0.99

2

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended June 30,
	2018			2017
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$		$ %	$		$ %
ASSETS
Interest-bearing deposits at banks	9,112	4	0.18	10,552	7	0.23
Interest bearing time deposits at banks	11,191	62	2.19	7,374	38	2.03
Investment securities	249,206	1,628	2.61	271,218	1,737	2.56
Loans:
Residential mortgage loans	214,932	2,814	5.25	206,057	2,657	5.17
Construction loans	23,349	273	4.69	26,258	269	4.12
Commercial Loans	391,935	5,197	5.32	327,924	4,326	5.29
Agricultural Loans	298,266	3,286	4.42	200,865	2,153	4.30
Loans to state & political subdivisions	99,301	873	3.53	96,461	1,014	4.22
Other loans	9,494	184	7.82	10,294	206	8.03
Loans, net of discount (2)(3)(4)	1,037,277	12,627	4.88	867,859	10,625	4.91
Total interest-earning assets	1,306,786	14,321	4.40	1,157,003	12,407	4.30
Cash and due from banks	6,529			6,538
Bank premises and equipment	16,356			16,888
Other assets	65,473			62,907
Total non-interest earning assets	88,358			86,333
Total assets	1,395,144			1,243,336
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	330,550	404	0.49	328,055	294	0.36
Savings accounts	189,457	51	0.11	180,042	47	0.10
Money market accounts	160,719	365	0.91	128,931	160	0.50
Certificates of deposit	268,526	765	1.14	261,368	642	0.98
Total interest-bearing deposits	949,252	1,585	0.67	898,396	1,143	0.51
Other borrowed funds	125,815	692	2.21	45,969	231	2.02
Total interest-bearing liabilities	1,075,067	2,277	0.85	944,365	1,374	0.58
Demand deposits	170,287			155,724
Other liabilities	12,617			14,820
Total non-interest-bearing liabilities	182,904			170,544
Stockholders' equity	137,173			128,427
Total liabilities & stockholders' equity	1,395,144			1,243,336
Net interest income		12,044			11,033
Net interest spread (5)			3.55%			3.72%
Net interest income as a percentage
of average interest-earning assets			3.70%			3.82%
Ratio of interest-earning assets
to interest-bearing liabilities			122%			123%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2018 and 34% for 2017.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

	Three Months Ended
	June 30,
Reconciliation of net interest income on fully taxable equivalent basis	2018	2017
Total interest income	$14,028	$11,778
Total interest expense	2,277	1,374
Net interest income	11,751	10,404
Tax equivalent adjustment	293	629
Net interest income (fully taxable equivalent)	$12,044	$11,033

3

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Six Months Ended June 30,
	2018			2017
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$		$ %	$		$ %
ASSETS
Interest-bearing deposits at banks	8,609	9	0.21	9,106	9	0.20
Interest bearing time deposits at banks	10,753	115	2.16	7,123	71	2.01
Investment securities	259,425	3,232	2.49	289,807	3,630	2.51
Loans, net of discount (2)(3)(4)	1,027,778	24,667	4.84	847,600	20,664	4.92
Total interest-earning assets	1,306,565	28,023	4.33	1,153,636	24,374	4.26
Cash and due from banks	6,717			6,604
Bank premises and equipment	16,418			16,947
Other assets	54,590			55,850
Total non-interest earning assets	77,725			79,401
Total assets	1,384,290			1,233,037
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	328,256	733	0.45	319,387	534	0.34
Savings accounts	187,361	101	0.11	177,746	92	0.10
Money market accounts	153,345	610	0.80	122,943	290	0.48
Certificates of deposit	267,407	1,457	1.10	261,942	1,272	0.98
Total interest-bearing deposits	936,369	2,901	0.62	882,018	2,188	0.50
Other borrowed funds	132,179	1,339	2.04	57,348	489	1.72
Total interest-bearing liabilities	1,068,548	4,240	0.80	939,366	2,677	0.57
Demand deposits	167,255			151,396
Other liabilities	12,577			14,846
Total non-interest-bearing liabilities	179,832			166,242
Stockholders' equity	135,910			127,429
Total liabilities & stockholders' equity	1,384,290			1,233,037
Net interest income		23,783			21,697
Net interest spread (5)			3.53%			3.69%
Net interest income as a percentage
of average interest-earning assets			3.67%			3.79%
Ratio of interest-earning assets
to interest-bearing liabilities			122%			123%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2018 and 34% for 2017.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

	Six Months Ended
	June 30,
Reconciliation of net interest income on fully taxable equivalent basis	2018	2017
Total interest income	$27,411	$23,078
Total interest expense	4,240	2,677
Net interest income	23,171	20,401
Tax equivalent adjustment	612	1,296
Net interest income (fully taxable equivalent)	$23,783	$21,697

4

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Real estate:
Residential	$213,242	$215,349	$214,479	$206,389	$205,725
Commercial	309,571	320,381	308,084	273,624	271,342
Agricultural	262,691	248,710	239,957	207,052	188,547
Construction	27,901	22,239	13,502	17,074	25,569
Consumer	9,740	9,672	9,944	10,784	10,603
Other commercial loans	75,002	74,930	72,013	56,222	56,952
Other agricultural loans	42,131	40,396	37,809	34,066	32,974
State & political subdivision loans	99,922	100,061	104,737	101,951	96,337
Total loans	1,040,200	1,031,738	1,000,525	907,162	888,049
Less allowance for loan losses	11,941	11,587	11,190	10,447	9,979
Net loans	$1,028,259	$1,020,151	$989,335	$896,715	$878,070

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$5,143	$5,660	$3,489	$3,360	$2,927

Non-accrual loans	$10,931	$11,433	$10,171	$11,821	$11,511
Loans past due 90 days or more and accruing	1,046	429	555	173	812
Non-performing loans	$11,977	$11,862	$10,726	$11,994	$12,323
OREO	471	952	1,119	1,570	1,194
Total Non-performing assets	$12,448	$12,814	$11,845	$13,564	$13,517

	3 Months	3 Months	3 Months	3 Months	3 Months
	Ended	Ended	Ended	Ended	Ended
Analysis of the Allowance for loan Losses	June 30,	March 31,	December 31,	September 30,	June 30,
(In Thousands)	2018	2018	2017	2017	2017
Balance, beginning of period	$11,587	$11,190	$10,447	$9,979	$9,405
Charge-offs	(61)	(116)	(73)	(56)	(65)
Recoveries	90	13	16	24	14
Net (charge-offs) recoveries	29	(103)	(57)	(32)	(51)
Provision for loan losses	325	500	800	500	625
Balance, end of period	$11,941	$11,587	$11,190	$10,447	$9,979

5

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(Dollars in thousands, except per share data)

	As of
	June 30,
	2018	2017
Tangible Equity
Stockholders Equity - GAAP	$132,281	$127,770
Accumulated other comprehensive loss	(5,357)	(969)
Intangible Assets	25,052	23,034
Non-GAAP Total Tangible Book Value	112,586	105,705
Shares outstanding adjusted for June 2018 stock Dividend	3,512,653	3,523,437
Tangible Book value per share	32.05	30.00
6